As filed with the Securities and Exchange Commission on February 14, 2014

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

REVANCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	77-0551645
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Revance Therapeutics, Inc.

7555 Gateway Boulevard

Newark, California 94560

(510) 742-3400

(Address of principal executive offices)

2002 Equity Incentive Plan

2012 Equity Incentive Plan

2014 Equity Incentive Plan

2014 Employee Stock Purchase Plan

(Full titles of the plans)

L. Daniel Browne

President and Chief Executive Officer

Revance Therapeutics, Inc.

7555 Gateway Boulevard

Newark, California 94560

(510) 742-3400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Mark B. Weeks

Gordon K. Ho

Cooley LLP

3175 Hanover Street

Palo Alto, California 94304

(650) 843-5000

Facsimile: (650) 849-7400

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	2,422,831 shares	$3.63- $26.83	$41,670,076.95	$5,367.11

(1)	Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Stock that become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s Common Stock.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) promulgated under the Securities Act. The offering price per share and the aggregate offering price are based (a) upon the weighted average exercise price for outstanding options granted under the Registrant’s 2002 Equity Incentive Plan and 2012 Equity Incentive Plan or (b) with respect to shares reserved for future grant under the Registrant’s 2014 Equity Incentive Plan and issuance under the Registrant’s 2014 Employee Stock Purchase Plan, upon the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Market on February 11, 2014). The chart below details the calculations of the registration fee:

Securities	Number of Shares	Offering Price Per Share(2)	Aggregate Offering Price
Shares issuable upon the exercise of outstanding options granted under the 2002 Equity Incentive Plan	267,385	$3.63(2)(a)	$970,607.55
Shares issuable upon the exercise of outstanding options granted under the 2012 Equity Incentive Plan	955,446	$8.90(2)(a)	$8,503,469.40
Shares reserved for future issuance under the 2014 Equity Incentive Plan	1,000,000	$26.83(2)(b)	$26,830,000.00
Shares reserved for future issuance under the 2014 Employee Stock Purchase Plan	200,000	$26.83(2)(b)	$5,366,000.00
Proposed Maximum Aggregate Offering Price			$41,670,076.95
Registration Fee			$5,367.11

PART II

ITEM 3.	INCORPORATION OF DOCUMENTS BY REFERENCE

The following documents filed by Revance Therapeutics, Inc. (the “Registrant”) with the Securities and Exchange Commission (the “Commission”) are incorporated by reference into this Registration Statement:

(a) The Registrant’s prospectus filed on February 6, 2014 pursuant to Rule 424(b) under the Securities Act, relating to the registration statement on Form S-1 originally filed on December 31, 2013 (File No. 333-193154), as amended, which contains audited financial statements for the Registrant’s latest fiscal year for which such statements have been filed.

(b) The Registrant’s Current Report on Form 8-K, filed with the Commission on February 11, 2014.

(c) The description of the Registrant’s Common Stock which is contained in a registration statement on Form 8-A filed on February 4, 2014 (File No. 001-36297), under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any amendment or report filed for the purpose of updating such description.

(d) All documents, reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than Current Reports furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits furnished on such form that relate to such items) after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes that statement. Any such statement so modified or superseded shall not constitute a part of this Registration Statement, except as so modified or superseded.

ITEM 4.	DESCRIPTION OF SECURITIES

Not applicable.

ITEM 5.	INTERESTS OF NAMED EXPERTS AND COUNSEL

Not applicable.

ITEM 6.	INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

The Registrant’s amended and restated certificate of incorporation provides for the indemnification of directors to the fullest extent permissible under Delaware law.

The Registrant’s amended and restated bylaws provide for the indemnification of officers, directors and third parties acting on the Registrant’s behalf if such persons act in good faith and in a manner reasonably believed to be in and not opposed to the Registrant’s best interest, and, with respect to any criminal action or proceeding, such indemnified party had no reason to believe his or her conduct was unlawful.

The Registrant has entered into indemnification agreements with each of its directors and executive officers, in addition to the indemnification provisions provided for in its charter documents, and the Registrant intends to enter into indemnification agreements with any new directors and executive officers in the future.

2.

The Registrant intends to purchase and maintain insurance on behalf of any person who is or was a director or officer against any loss arising from any claim asserted against him or her and incurred by him or her in that capacity, subject to certain exclusions and limits of the amount of coverage.

ITEM 7.	EXEMPTION FROM REGISTRATION CLAIMED.

Not applicable.

3.

ITEM 8.	EXHIBITS

Exhibit Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation of the Registrant.

4.2(2)	Amended and Restated Bylaws of the Registrant.

4.3(3)	Specimen Common Stock Certificate of the Registrant.

4.4(4)	Revance Therapeutics, Inc. 2002 Equity Incentive Plan

4.5(5)	Form of Stock Option Agreement and Option Grant Notice for Revance Therapeutics, Inc. 2002 Equity Incentive Plan.

4.6(6)	Revance Therapeutics, Inc. Amended and Restated 2012 Equity Incentive Plan.

4.7(7)	Form of Stock Option Agreement and Option Grant Notice for Revance Therapeutics, Inc. Amended and Restated 2012 Equity Incentive Plan.

4.8(8)	Revance Therapeutics, Inc. 2014 Equity Incentive Plan.

4.9(9)	Form of Restricted Stock Unit Award Agreement and Grant Notice, Stock Option Agreement and Grant Notice, and Restricted Stock Bonus Agreement and Grant Notice for Revance Therapeutics, Inc. 2014 Equity Incentive Plan.

4.10(10)	Revance Therapeutics, Inc. 2014 Employee Stock Purchase Plan.

5.1	Opinion of Cooley LLP.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

23.2	Consent of Cooley LLP (included in Exhibit 5.1).

24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.

(1)	Previously filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on February 11, 2014, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on December 31, 2013, as amended, and incorporated by reference herein.
(3)	Previously filed as Exhibit 4.4 to the Registrant’s Amendment No. 2 to Registration Statement on Form S-1 (File No. 333-193154), filed with the Commission on February 3, 2014, and incorporated by reference herein.
(4)	Previously filed as Exhibit 10.1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on December 31, 2013, as amended, and incorporated by reference herein.
(5)	Previously filed as Exhibit 10.2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on December 31, 2013, as amended, and incorporated by reference herein.
(6)	Previously filed as Exhibit 10.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on December 31, 2013, as amended, and incorporated by reference herein.
(7)	Previously filed as Exhibit 10.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on December 31, 2013, as amended, and incorporated by reference herein.
(8)	Previously filed as Exhibit 10.5 to the Registrant’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on January 27, 2014, as amended, and incorporated by reference herein.
(9)	Previously filed as Exhibit 10.6 to the Registrant’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on January 27, 2014, as amended, and incorporated by reference herein.
(10)	Previously filed as Exhibit 10.7 to the Registrant’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on January 27, 2014, as amended, and incorporated by reference herein.

4.

ITEM 9.	UNDERTAKINGS

1.	The undersigned Registrant hereby undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference herein.

(b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2.	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

5.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of California, on this 14th day of February, 2014.

REVANCE THERAPEUTICS, INC.

By:	/S/ L. DANIEL BROWNE
L. DANIEL BROWNE President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints L. DANIEL BROWNE and LAUREN P. SILVERNAIL, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ L. DANIEL BROWNE	President, Chief Executive Officer and Director (Principal Executive Officer)	February 14, 2014
L. DANIEL BROWNE

/S/ LAUREN P. SILVERNAIL	Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)	February 14, 2014
LAUREN P. SILVERNAIL

/S/ ROBERT BYRNES	Director	February 14, 2014
ROBERT BYRNES

/S/ RONALD W. EASTMAN	Director	February 14, 2014
RONALD W. EASTMAN

/S/ PHYLLIS GARDNER	Director	February 14, 2014
PHYLLIS GARDNER, M.D.

/S/ JAMES GLASHEEN	Director	February 14, 2014
JAMES GLASHEEN, PH.D.

/S/ JONATHAN TUNNICLIFFE	Director	February 14, 2014
JONATHAN TUNNICLIFFE

/S/ RONALD WOOTEN	Director	February 14, 2014
RONALD WOOTEN

EXHIBITS

Exhibit Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation of the Registrant.

4.2(2)	Amended and Restated Bylaws of the Registrant.

4.3(3)	Specimen Common Stock Certificate of the Registrant.

4.4(4)	Revance Therapeutics, Inc. 2002 Equity Incentive Plan

4.5(5)	Form of Stock Option Agreement and Option Grant Notice for Revance Therapeutics, Inc. 2002 Equity Incentive Plan.

4.6(6)	Revance Therapeutics, Inc. Amended and Restated 2012 Equity Incentive Plan.

4.7(7)	Form of Stock Option Agreement and Option Grant Notice for Revance Therapeutics, Inc. Amended and Restated 2012 Equity Incentive Plan.

4.8(8)	Revance Therapeutics, Inc. 2014 Equity Incentive Plan.

4.9(9)	Form of Restricted Stock Unit Award Agreement and Grant Notice, Stock Option Agreement and Grant Notice, and Restricted Stock Bonus Agreement and Grant Notice for Revance Therapeutics, Inc. 2014 Equity Incentive Plan.

4.10(10)	Revance Therapeutics, Inc. 2014 Employee Stock Purchase Plan.

5.1	Opinion of Cooley LLP.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

23.2	Consent of Cooley LLP (included in Exhibit 5.1).

24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.

(1)	Previously filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on February 11, 2014, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on December 31, 2013, as amended, and incorporated by reference herein.
(3)	Previously filed as Exhibit 4.4 to the Registrant’s Amendment No. 2 to Registration Statement on Form S-1 (File No. 333-193154), filed with the Commission on February 3, 2014, and incorporated by reference herein.
(4)	Previously filed as Exhibit 10.1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on December 31, 2013, as amended, and incorporated by reference herein.
(5)	Previously filed as Exhibit 10.2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on December 31, 2013, as amended, and incorporated by reference herein.
(6)	Previously filed as Exhibit 10.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on December 31, 2013, as amended, and incorporated by reference herein.
(7)	Previously filed as Exhibit 10.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on December 31, 2013, as amended, and incorporated by reference herein.
(8)	Previously filed as Exhibit 10.5 to the Registrant’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on January 27, 2014, as amended, and incorporated by reference herein.
(9)	Previously filed as Exhibit 10.6 to the Registrant’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on January 27, 2014, as amended, and incorporated by reference herein.
(10)	Previously filed as Exhibit 10.7 to the Registrant’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-193154), originally filed with the Commission on January 27, 2014, as amended, and incorporated by reference herein.